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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): April 6, 2004


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)



        New York                       1-14128                   11-3096941
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)






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


Item 5. Other Events

     On April 6, 2004, Emerging Vision, Inc. (the "Registrant") issued a press release announcing that it would not be restating its quarterly reports for the periods ending June 30, 2003 and September 30, 2003, as had originally been announced in the Registrant's press release, dated February 16, 2004. Registrant also announced certain corrections to amounts and dates disclosed in the February 16, 2004 press release. A copy of the April 6, 2004 press release is attached hereto as Exhibit 99.1. The press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) and (b) Not applicable.

(c) The following exhibits are filed with this report:


Exhibit No.       Document

99.1              Press Release, dated April 6, 2004, issued by Emerging
                     Vision, Inc.






                          [Signature on following page]




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






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMERGING VISION, INC.


                                       By: /s/ Christopher G. Payan
                                          ------------------------------
                                       Name:  Christopher G. Payan
                                       Title: Senior Vice President,
                                              Co-Chief Operating Officer and
                                              Chief Financial Officer


Date:    April 6, 2004














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                                                                    Exhibit 99.1
                                                                    ------------

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

                       EMERGING VISION, INC. NOT RESTATING
            QUARTERLY FINANCIALS / CORRECTION TO PRIOR PRESS RELEASE


     GARDEN CITY, N.Y. - April 6, 2004 - On February 16, 2004, Emerging Vision, Inc. (OTCBB: ISEE.OB) announced that it had, on December 31, 2003, effectuated
(a) the rescission, ab initio, of the exercise, by certain of its shareholders (the "Subject Shareholders"), of 13,000,000 of the oversubscription rights of such shareholders, and (b) the rescission, surrender and cancellation of all of the remaining warrants that were acquired by the Subject Shareholders in the Company's shareholder rights offering (collectively, the "Rescission Transactions").

     As a result of such transactions, the Company announced that it had intended to restate its quarterly reports for the periods ended June 30, 2003 and September 30, 2003. However, the Company has subsequently determined that it will not restate such financial statements.

     The Company had also announced that, in addition to the 13,000,000 warrants rescinded in connection with the Rescission Transactions, the total number of remaining warrants rescinded, surrendered and cancelled in connection with the Rescission Transactions totaled 31,594,772, that the number of new warrants issued to the Subject Shareholders as settlement, as a result of their entering into the Rescission Transactions, totaled 57,594,772 (the "Settlement Transactions"), and that such new warrants were not exercisable until April 14, 2007. The Company is announcing that the actual number of remaining warrants rescinded, surrendered and cancelled in connection with the Rescission Transactions totaled 33,210,028, not 31,594,772, that the correct number of new warrants issued in connection with the Settlement Transactions totaled 59,210,028, not 57,594,772, and that such new warrants are not exercisable until April 15, 2006, not April 14, 2007. The Company does not believe these corrections to have a material impact on the Company's financial position or results of operations.

About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores, which includes one of the largest franchised optical chains in the United States, with approximately 172 franchised and Company-owned stores located in 20 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".

     THIS STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH MAY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Contact:

Emerging Vision, Inc.
Christopher G. Payan
(516) 390-2134
chris.payan@sterlingoptical.com